Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

Chapter 11
In re SuperMedia Inc., et al	Case No. 13-10545 (KG)
Debtors	Reporting Period: March 18-31, 2013
Jointly Administered
Hon. Kevin Gross

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	13-week Cash Flow Attached
Bank Reconciliation	MOR-1a	Attached
Schedule of Professional Fees Paid	MOR-1b	Attached
Copies of bank statements		N/A
Cash disbursements journals		N/A
Statement of Operations	MOR-2	Attached
Balance Sheet	MOR-3	Attached
Status of Postpetition Taxes	MOR-4	Attached
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Debts	MOR-4	Attached
Listing of aged accounts payable	MOR-4	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Attached
Debtor Questionnaire	MOR-5	Attached

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Clifford E. Wilson	April 19, 2013
Clifford E. Wilson	Date
Vice President - Assistant Treasurer
SuperMedia Inc.
Signature of Authorized Individual

Clifford E. Wilson	April 19, 2013
Vice President - Assistant Treasurer	Date
SuperMedia Inc.
Printed Name of Authorized Individual

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee.  This Monthly Operating Report has been prepared based on information available to the Debtors at this time, and such information may be incomplete in certain respects. All information contained herein is unaudited and subject to future adjustment, which could be material.   Certain assumptions have been made as noted therein.  In addition, the Debtors maintain certain liabilities on their balance sheets (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Debtors and no conclusion as to the legal obligation is made by the presentation herein.  Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 proceedings.  The Debtors reserve all rights to amend, modify or supplement this Monthly Operating Report.

MOR

(04/07)

In Re:	Chapter 11
SuperMedia., et al.	Case Number: 13-10545 (KG)
Debtors	Jointly Administered
Hon. Kevin Gross

MOR-1

SuperMedia Inc.

Cash Flow Actuals

For the Period March 18, 2013 through March 31, 2013

And Cash Flow Projections

For the Period March 18, 2013 through June 14, 2013

Monthly Operating Report

MOR 1

Cash Flow Projections for the 13 Week Period

Beginning March 18, 2013 and Ending June 14, 2013

$ In thousands

	Mar		Apr	May	Jun	13-WKS
Consolidated Cash Flows	Frcst	Actual	Frcst	Frcst	Frcst	Frcst
Cash receipts
Local	43,575.0	46,092.2	91,300.0	91,300.0	41,000.0	267,175.0
National	5,250.0	4,706.1	11,000.0	11,000.0	4,800.0	32,050.0
Other	—	—	—	—	—	—
Cash receipts, total	48,825.0	50,798.3	102,300.0	102,300.0	45,800.0	299,225.0

Disbursements
Administrative & Selling	(12,375.1)	(11,550.5)	(24,872.3)	(24,578.0)	(12,289.0)	(74,114.4)
Inventory Purchases	(2,063.0)	(2,229.3)	(9,000.0)	(8,586.7)	(4,293.3)	(23,943.1)
Secured / Rental / Leases	(1,528.8)	(1,533.9)	(1,800.0)	(1,808.1)	(904.1)	(6,041.0)
Insurance	(0.3)	(0.3)	—	—	—	(0.3)
Payroll (includes payroll taxes)	(9,329.2)	(9,329.2)	(23,000.0)	(21,000.0)	(10,500.0)	(63,829.2)
Sales, Use and Other Taxes	(422.8)	(422.8)	(14,100.0)	(2,100.0)	(25,400.0)	(42,022.8)
Other	(830.8)	(830.8)	(1,300.0)	(2,000.0)	(1,000.0)	(5,130.8)
Professional Fees	—	—	(1,000.0)	(1,000.0)	(500.0)	(2,500.0)
US Trustee Fees	—	—	(120.0)	(120.0)	—	(240.0)
Court Costs	—	—	—	—	—	—
Interest Expense	(37,875.4)	(37,875.4)	—	—	—	(37,875.4)
Disbursements, total	(64,425.4)	(63,772.2)	(75,192.3)	(61,192.8)	(54,886.4)	(255,696.9)

Net cash flow before Excess Cash Flow Payments	(15,600.4)	(12,973.9)	27,107.7	41,107.2	(9,086.4)	43,528.1

Beginning cash	165,000.0	165,000.0	152,026.1	179,133.8	184,241.1	165,000.0
Plus: net cash flow	(15,600.4)	(12,973.9)	27,107.7	41,107.2	(9,086.4)	43,528.1
Less: Excess Cash Flow Payment	—	—	—	(36,000.0)	—	(36,000.0)
Ending cash	149,399.6	152,026.1	179,133.8	184,241.1	175,154.7	172,528.1

Business Unit Allocation of Cash Disbursements		Dist Spending
SuperMedia Inc.	(VDDC)	37,875.4
SuperMedia LLC	(DCORP)	2,802.4
SuperMedia Sales Inc.	(DSALE)	8,716.0
SuperMedia Services Inc.	(DDIST)	14,378.4

Schedule Notes:

This cash flow estimate contains two partial periods beginning on the petition date, March 18, 2013 and ending on June 14, 2013.

The beginning cash balance is as of the petition date, March 18, 2013.

Since interest is paid on the last business day of the quarter, the initial partial period beginning March 18, 2013 and ending March 31, 2013  includes the interest payment for the entire quarter.

The partial period beginning June 1, 2013 and ending on June 14, 2013 does not include the quarter’s interest payment as it is scheduled to be paid on June 30, 2013.

The Sales, Use and Other Taxes line itme for Q2 contains two FIT payment:  $13M payable on April 15, 2013 and $22M payable on June 14, 2013.

FORM MOR-1

(04/07)

In Re:	Chapter 11
SuperMedia., et al.	Case Number: 13-10545 (KG)
Debtors	Reporting Period:_March 18-31, 2013
Jointly Administered
Hon. Kevin Gross

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

Note:  The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.  The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

FORM MOR-la

(04/07)

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
N/A	3/18 to 3/31	N/A	N/A	N/A	N/A	0	0	0	0

FORM MOR-lb

(04/07)

SuperMedia

Month - Actuals

Income Statement - Consolidated ( $ Thousands )

03/31/2013

	Partial Month - March 18 - March 31, 2013 (14 Days)
	Actuals	Actuals	Actuals	Actuals	Actuals
	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Total

SALES
Gross Revenue	44,427	0	0	0	44,427
Sales Allowances/Claims	(637)	0	0	0	(637)
Total Net Revenue	43,790	0	0	0	43,790

Selling Commissions	3,666	0	0	0	3,666

Cost of Sales	18,521	(6,431)	(7,734)	0	4,356

GROSS MARGIN	21,603	6,431	7,734	0	35,768
% MARGIN					82%

GENERAL & ADMINISTRATION EXPENSE
Employee Salary & Wages	3,025	1,782	1,859	0	6,666
Sales Employee Incentives	(2,506)	0	2,506	0	0
Payroll Tax Expense	155	330	632	0	1,116
Other Employee Pension & Benefit	(3,666)	680	1,644	(379)	(1,720)
Total Employee Related Expense	(2,993)	2,792	6,641	(379)	6,061
Sales Expense	(4)	0	4	0	0
Publishing Expense	8	821	63	0	892
Printing / Distribution	1	293	7	0	300
Total Operations Expense	5	1,114	73	0	1,192
Marketing / Advertising	(42)	1,975	53	0	1,986
Information Technology Expense	0	438	3	0	441
Building & Grounds	18	211	374	0	604
Total Support Services	(24)	2,624	430	0	3,031
Claims Expense	0	0	94	0	94
Contract Services Expense	2,418	1,371	42	0	3,832
Consulting Services	127	0	0	0	127
Corporate Charges	0	0	0	0	0
Office Supply/Furniture/Equipment	25	75	42	0	142
Freight / Postage Expense	83	280	4	0	367
Dues & Subscriptions	8	3	7	0	18
Employment Expense	2	0	0	0	2
Employee Travel & Entertainment	173	73	157	0	404

FORM MOR-2

(04/07)

SuperMedia

Month - Actuals

Income Statement - Consolidated ( $ Thousands )

03/31/2013

	Partial Month - March 18 - March 31, 2013 (14 Days)
	Actuals	Actuals	Actuals	Actuals	Actuals
	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Total

Employee Education & Training	1	0	0	0	2
Telephone Expense	42	204	75	0	321
Automobile Expense	3	2	242	0	247
Other Expense	4,036	(3,350)	(889)	379	176
General Liability	197	0	0	0	197
Total Other Controllable Expense	7,116	(1,341)	(226)	379	5,928
Bad Debt Expense	557	0	0	0	557
Depreciation / Amortization Expense	3,804	817	29	0	4,650
State and Local Taxes	(128)	52	18	54	(3)
Total Other Non-Controllable Expense	4,234	869	47	54	5,204
Total General & Administrative Expenses	8,339	6,058	6,965	54	21,416

OPERATING INCOME	13,264	373	769	(54)	14,352
% MARGIN	30%				33%

Interest (Income) / Expense	(6,720)	(817)	388	13,109	5,960
Currency Transaction (Gain) / Loss	0	0	0	0	0
Total Non-Operating Expenses	(6,720)	(817)	388	13,109	5,960

Income Before Taxes	19,985	1,190	381	(13,163)	8,392

Federal & State Income Taxes
Income Taxes	7,259	433	139	(4,691)	3,141

Net Income	$12,725	$757	$242	$(8,473)	$5,251

SuperMedia

Balance Sheet by Legal Entity ( $ Thousands )

03/31/2013

	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Eliminations	CONSOLIDATED
Assets
Current Assets

Cash and Equivalents	152,027	0	(0)	0	0	152,027

Current Notes Receivable/Payable	2,002,149	226,303	0	0	(2,228,676)	(223)

Trade - Billed - Local	131,318	0	0	0	0	131,318
Trade - Billed - National	18,202	0	0	0	0	18,202
Trade - Billed - TOTAL	149,521	0	0	0	0	149,521
Unbilled Receivable	1,912	0	0	0	0	1,912
Affiliate Accounts Receivable	9	2,659	11,646	0	(14,315)	(1)
Allowance for Doubtful Accounts	(36,411)	0	0	0	0	(36,411)
Accounts Receivable (Net of Allowance)	115,030	2,659	11,646	0	(14,315)	115,020

Deferred Directory Costs	110,240	12,934	0	0	0	123,174

Interest Receivable	17,290	2,142	(802)	(18,633)	0	(2)
Total Prepayments	12,306	212	726	8,000	0	21,244
Other Current Assets	3	0	0	0	0	3
Prepaid expenses and Other	29,599	2,355	(76)	(10,633)	0	21,245

Total Current Assets	2,409,046	244,251	11,570	(10,633)	(2,242,991)	411,243

Property, Plant, and Equipment	8,139	110,388	6,804	0	0	125,331
Accumulated Depreciation	(5,788)	(65,838)	(3,690)	0	0	(75,317)
Property, Plant & Equipment, net	2,350	44,550	3,114	0	0	50,014

Goodwill	0	0	0	703,632	0	703,632

Gross Software Capitalization	54	109,961	39	0	0	110,055
Accum Amort Software Cap	0	(96,749)	(39)	0	0	(96,788)
Other Intangibles	181,535	0	0	0	0	181,535
Other Intangible Assets, net	181,589	13,212	0	0	0	194,801

Pensions	0	0	0	58,268	0	58,268

Other Noncurrent Assets	145,743	482	175	2,200,046	(2,343,256)	3,189
Other	145,743	482	175	2,200,046	(2,343,256)	3,189

TOTAL ASSETS	2,738,728	302,495	14,858	2,951,313	(4,586,247)	1,421,147

FORM MOR-3

(04/07)

	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Eliminations	CONSOLIDATED
Liabilities & Stockholders Equity
Current Liabilities

Debt Maturing within one year	226,527	0	86,558	1,951,592	(2,228,676)	36,000

Accounts Payable - Nonaffiliate	2,444	4,355	130	0	0	6,929
Accounts Payable - Affiliate	14,045	0	260	9	(14,315)	(1)
Accrued Payroll	109	309	4,187	0	0	4,604
Accrued Vacation	2,559	4,577	5,226	0	0	12,362
Accrued Medical and Other Insurance	4,639	5	5	0	0	4,649
Additional Employee Compensation Plans	20,556	1,428	2,492	0	0	24,476
Other Accrued Payroll Benefits	3,403	65	478	0	0	3,946
Accrued General Taxes	9,962	2,618	328	156	0	13,064
Accrued Income Tax	49,528	25,630	6,444	(68,870)	0	12,732
Accrued Interest - Nonaffiliate	0	0	0	1,738	0	1,738
Accrued Other Liabilities	2,475	22,775	22	0	0	25,272
Accounts Payable and Accrued Liabilities	109,719	61,762	19,572	(66,967)	(14,315)	109,771

Other Curr Liab - Unearned Revenue	417,167	0	0	0	0	417,167
Other Curr Liab - A/R Unbilled	(352,346)	0	0	0	0	(352,346)
Deferred Revenue	64,821	0	0	0	0	64,821

Current Deferred Income Taxes	12,641	(3,569)	(3,341)	0	0	5,732
Advanced Billing and Payments	13,209	0	0	0	0	13,209
Other Curr Liab - Other	452	170	177	0	0	798
Other	26,302	(3,399)	(3,164)	0	0	19,739

Total Current Liablilities	427,369	58,363	102,965	1,884,625	(2,242,991)	230,331

Long Term Debt	0	0	0	1,405,991	0	1,405,991

Qualified Pension Liabilities	0	0	0	29,157	0	29,157
Supplemental Exec Retire Plan	8,784	0	0	0	0	8,784
FAS 106 - OPEB Liabilities	12,143	0	1,115	0	0	13,258
Long Term Disablility Liab	51,757	0	0	0	0	51,757
Severance Liabilities	1,146	0	0	0	0	1,146
Restricted Stock Liability	(2,575)	920	1,655	0	0	0

	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Eliminations	CONSOLIDATED
Other Noncurrent Employee Benefits	681	0	0	0	0	681
Employee Benefit Obligations	71,936	920	2,770	29,157	0	104,783

Deferred Income Tax Liabilities	39,377	9,569	(229)	24,719	0	73,436
Unrecognized Tax Ben - Noncurrent (FIN48)	0	0	0	45,002	0	45,002
Other Noncurrent Liabilities	39,377	9,569	(229)	69,721	0	118,438

Common Stock	3	50	2	156	(55)	156

Additional Paid-in Capital	297,642	157,045	28,069	214,928	(482,757)	214,928

Retained Earnings	1,816,910	76,547	(118,719)	(704,035)	(1,774,953)	(704,251)

Accumulated Other Comp Income	85,491	0	0	50,770	(85,491)	50,770

Total Equity	2,200,046	233,642	(90,648)	(438,180)	(2,343,256)	(438,396)

TOTAL LIABILITIES AND EQUITY	2,738,728	302,495	14,858	2,951,313	(4,586,247)	1,421,147

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

NOTE:  Debtors are current with all fiduciary taxes.

SUMMARY OF UNPAID DEBTS

	Number of Days Past Due
($ Thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable and Accrued Liabilities	$109,771					$109,771
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Senior Secured Debt Obligations-Current	$36,000					$36,000
Other: Other Current Liabilities	$19,739					$19,739
Other: Senior Secured Debt Obligations-Long Term	$1,405,991					$1,405,991
Other: Employee Benefit Obligations (Non-Current)	$104,783					$104,783
Other: Other Non-Current Liabilities	$118,438					$118,438
Total Debts	$1,794,722	$0	$0	$0	$0	$1,794,722

NOTE:  See attached Balance Sheet (Schedule MOR 3) for the detail accounts of Accounts Payable and Accrued Liabilities, Other Current Liabilities, Employee Benefit Obligations, and Other Non-Current Liabilities.

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(04/07)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

($ Thousands)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period (March 18, 2013)	$125,170
+ Amounts billed during the period (including change in allowance for doubtful a/c’s)	$40,650
- Amounts collected during the period	$(50,798)
Total Accounts Receivable at the end of the reporting period (March 31, 2013)	$115,022

Accounts Receivable Aging	Amount
0 - 30 days old	$90,855
31 - 60 days old	$19,555
61 - 90 days old	$9,630
91+ days old	$31,393
Total Accounts Receivable	$151,433
Amount considered uncollectible (Bad Debt)	$(36,411)
Accounts Receivable (Net)	$115,022

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		✓
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		✓
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	✓
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	✓

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

✓

FORM MOR-5

(04/07)